                                                                    Exhibit 99.1

RelationServe Media, Inc. Announces Second Quarter Results

FORT LAUDERDALE,  Fla.--Aug. 11,  2005--RelationServe  Media, Inc. (OTC Bulletin
Board: RSVM) a leading provider of permission-based e-marketing solutions, today announced  financial  results for the second  quarter  ended June 30, 2005.  The
Company's  quarterly  results were  highlighted by $3.9 million in revenues,  an increase of 57.5% in  revenues  compared  to the  corresponding  period in 2004.
Total  revenues for the six month period ended June 30, 2005 were $6.7  million, an increase of 73.8% from the  corresponding  period in 2004.  Earnings  for the quarter were $703,797 or earnings per diluted  share of $0.04.  Earnings for the six-month  period  were  $1,050,827  or  earnings  per  diluted  share of $0.06.
Earnings in the 2004 periods benefited from the predecessor  company's status as a partnership thereby resulting in no tax impact on earnings.

"We are extremely  pleased with our performance this quarter and especially with the expansion in our business development efforts," said Warren Musser, Chairman
of  RelationServe   Media.  "Our  recurring  customer  base  has  been  steadily
increasing  and  has   facilitated   an  ongoing   expansion  in  our  database.
Consequently,  we have been able to grow the business  efficiently by leveraging our growing database as evidenced by the company's improved margins."

Quarterly  gross  profit grew during the  quarter to $3.6  million  representing
90.5% of revenues compared to $2.2 million representing 85.6% of revenues in the corresponding period in 2004. Operating income for the quarter was $1.1 million, an  increase  of 59.9%  from the  corresponding  period in 2004.  However,  on a percentage of revenues basis,  operating  income grew at a more moderate rate to
28.6% in the 2005 second quarter,  compared to 28.2% in the corresponding period in 2004, primarily due to the initiation of a reserve for receivables in 2005.

As of June 30, 2005,  the Company had only $700,000 of debt  outstanding.  Total cash and short-term investments available was approximately $2.9 million.

"We believe that  RelationServe  has  established  an excellent  foundation  for future  growth as evidenced by our healthy and growing  financial  condition and expanding  client base,"  commented Mr.  Musser.  "We expect the strength of our brand and the quality of our customer  experience  will enable us to continue to expand our client base and unearth complementary acquisition opportunities as we execute our business model."

ABOUT RELATIONSERVE MEDIA, INC.

Headquartered  in Fort  Lauderdale,  Florida,  RelationServe  Media develops and executes  client-tailored  online and offline marketing programs. As part of its full suite of marketing  solutions,  RelationServe Media owns and manages one of the industry's largest email databases with over 175 million email addresses and a total postal database of 180 million records for its client's direct marketing initiatives. RelationServe Media believes that it has the industry's largest and most accurate  database for appending and enhancing  customer  database  records with  information  on more  than  85  million  opt-in  consumers.  In  addition,
RelationServe  Media owns a collection  of over 60  web-mining  properties  that generate  over 10 million  online  registration  page views per month for client
lead     generation     initiatives.     For     more     information,     visit
http://www.relationserve.com.

SAFE HARBOR  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995:   FORWARD-LOOKING   STATEMENTS  OFTEN  ARE  PROCEEDED  BY  WORDS  SUCH  AS
"BELIEVES",  "EXPECTS",  "MAY", "ANTICIPATES",  "PLANS",  "INTENDS",  "ASSUMES",
"WILL" OR SIMILAR EXPRESSIONS.  FORWARD-LOOKING  STATEMENTS REFLECT MANAGEMENT'S
CURRENT EXPECTATIONS,  AS OF THE DATE OF THIS PRESS RELEASE, AND INVOLVE CERTAIN
RISKS AND  UNCERTAINTIES.  RELATIONSERVE  MEDIA'S  ACTUAL  RESULTS  COULD DIFFER
MATERIALLY  FROM THOSE  ANTICIPATED  IN THESE  FORWARD-LOOKING  STATEMENTS  AS A
RESULT  OF  VARIOUS  FACTORS.  THE  STATEMENTS  THAT  ARE NOT  HISTORICAL  FACTS
CONTAINED IN THIS PRESS RELEASE ARE  "FORWARD-LOOKING  STATEMENTS"  THAT INVOLVE
CERTAIN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, RISKS ASSOCIATED
WITH  THE  UNCERTAINTY  OF  FUTURE  FINANCIAL  RESULTS,   ADDITIONAL   FINANCING
REQUIREMENTS,  DEVELOPMENT OF NEW PRODUCTS,  THE EFFECTIVENESS,  PROBABILITY AND
MARKETABILITY OF SUCH PRODUCTS, THE ABILITY TO PROTECT PROPRIETARY  INFORMATION,
THE IMPACT OF  CURRENT,  PENDING OR FUTURE  LEGISLATION  AND  REGULATION  ON THE
ELECTRONIC  MARKETING INDUSTRY,  THE IMPACT OF COMPETITIVE  PRODUCTS OR PRICING,
TECHNOLOGICAL  CHANGES,  THE EFFECT OF GENERAL ECONOMIC AND BUSINESS  CONDITIONS
AND OTHER RISKS AND  UNCERTAINTIES  DETAILED IN THE  COMPANY'S  FILINGS WITH THE
SECURITIES AND EXCHANGE COMMISSION.

                         RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                                        BALANCE SHEET
                                        June 30, 2005
                                         (Unaudited)

ASSETS

CURRENT ASSETS:
 Cash                                                                          $  2,907,801
 Accounts receivable, less allowance for doubtful accounts of $1,682,619          2,970,199
 Prepaid expenses and other assets                                                   84,283
                                                                               ------------
    Total current assets                                                          5,962,283
                                                                               ------------
 Property and equipment, net                                                        737,745

 Intangibles, net                                                                 1,250,304
 Other assets                                                                        28,966
                                                                               ------------
    Total Assets                                                               $  7,979,298
                                                                               ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
 Accounts payable                                                              $    319,305
 Accrued expenses                                                                   416,179
 Accrued commissions                                                                598,335
 Income taxes payable                                                               644,055
 Deferred rent                                                                      180,630
 Customer deposits                                                                  105,161
                                                                               ------------
    Total current liabilities                                                     2,263,665

LONG-TERM NOTE PAYABLE                                                              700,000

    Total liabilities                                                             2,963,665
                                                                               ------------
SHAREHOLDERS' EQUITY:
 Preferred stock ($.001  Par value; 10,000,000 shares authorized;
 No shares issued and outstanding)                                                         -
 Common stock ($.001  Par value; 90,000,000 shares authorized;
 18,641,015 shares issued and outstanding)                                           18,641
 Common stock issuable (1,130,000 shares)                                             1,130
 Paid-in capital                                                                  7,088,156
 Accumulated deficit                                                                (43,693)
 Less: Deferred compensation                                                     (2,048,601)

    Total shareholders' equity                                                    5,015,633
                                                                               ------------
    Total liabilties and shareholders' equity                                 $   7,979,298
                                                                               ============

                                      RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                                               STATEMENTS OF OPERATIONS
                                                     (Unaudited)

                                                          For the Three Months Ended      For the Six Months Ended
                                                                   June 30,                        June 30,
                                                         -----------------------------------------------------------
                                                             2005            2004           2005             2004
                                                          (Unaudited)     (Unaudited)    (Unaudited)     (Unaudited)
                                                         ------------    ---------------------------    ------------
Revenues, net                                            $  3,986,353    $  2,530,907   $  6,678,023    $  3,842,193

Cost of revenues                                              377,701         364,742        733,252         844,931
                                                         ------------    ------------   ------------    ------------
Gross Profit                                                3,608,652       2,166,165      5,944,771       2,997,262
                                                         ------------    ------------   ------------    ------------
Selling Expenses:
  Salaries and commissions                                    835,940         730,232      1,545,486       1,221,303
  Advertising and trade shows                                 166,425         124,997        302,278         221,172
                                                         ------------    ------------   ------------    ------------

                                                            1,002,365         855,229      1,847,764       1,442,475
                                                         ------------    ------------   ------------    ------------
General and Administrative Expenses:
  Bad debt                                                    276,801            --          577,202            --
  Salaries                                                    214,334         183,068        344,323         335,431
  Depreciation and amortization                               188,256         103,225        348,547         195,789
  Professional fees                                           233,910          73,411        256,353         106,942
  Stock-based consulting expense                              127,632            --          127,632            --
  Stock-based compensation expense                              4,167            --            4,167            --
  Other general and administrative                            419,582         237,337        737,452         425,081
                                                         ------------    ------------   ------------    ------------

                                                            1,464,682         597,041      2,395,676       1,063,243
                                                         ------------    ------------   ------------    ------------

Income from Operations                                      1,141,605         713,895      1,701,331         491,544

Other Expense:
  Interest expense                                             (6,449)           --           (6,449)           --
                                                         ------------    ------------   ------------    ------------

Income before provision for income taxes                    1,135,156         713,895      1,694,882         491,544

Provision for income taxes                                   (431,359)           --         (644,055)           --
                                                         ------------    ------------   ------------    ------------

Net income                                               $    703,797    $    713,895   $  1,050,827    $    491,544
                                                         ============    ============   ============    ============

Net income per common share:
  Net income per common share - basic                    $       0.05    $       0.06   $       0.08    $       0.04
                                                         ============    ============   ============    ============
  Net income per common share - diluted                  $       0.04    $       0.06   $       0.06    $       0.04
                                                         ============    ============   ============    ============

  Weighted average common shares outstanding - basic       13,469,852      12,001,000     12,739,483      12,001,000
                                                         ============    ============   ============    ============
  Weighted average common shares outstanding - diluted     17,934,012      12,001,000     17,036,254      12,001,000
                                                         ============    ============   ============    ============

                                    RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                                             STATEMENTS OF CASH FLOWS

                                                                                       For the Six Months Ended
                                                                                               June 30,
                                                                                      --------------------------
                                                                                          2005           2004
                                                                                      -----------    -----------
                                                                                      (Unaudited)    (Unaudited)

Cash Flows From Operating Activities:
  Net income                                                                          $ 1,050,827    $   491,544
  Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                                       348,547        195,789
      Stock-based compensation and consulting                                             131,799           --
  Changes in assets and liabilities:
      Accounts receivable                                                              (2,347,138)    (1,179,137)
      Due from principal member                                                           140,312         (5,654)
      Prepaid expenses and other current assets                                           (17,749)        57,691
      Other assets                                                                           --           28,966
      Accounts payable                                                                    (18,492)      (108,048)
      Accrued expenses                                                                    209,547         10,971
      Accrued commissions                                                                 342,065        201,739
      Income taxes payable                                                                644,055
      Deferred rent                                                                       (12,235)       172,238
      Customer deposits                                                                  (199,052)       286,528
                                                                                      -----------    -----------

       Net cash provided by operating activities                                          272,486        152,627
                                                                                      -----------    -----------

  Cash Flows From Investing Activities:
   Cash used in acquisition                                                              (150,000)          --
   Purchase of property and equipment                                                     (50,480)      (116,997)
   Purchase of intangible assets                                                         (708,767)      (525,695)
                                                                                      -----------    -----------

       Net cash used in investing activities                                             (909,247)      (642,692)
                                                                                      -----------    -----------

Cash Flows From Financing Activities:
   Net proceeds from sales of common stock                                              3,459,807           --
   Proceeds from exercise of warrants                                                     137,500
   Contributions from members                                                                --        1,030,001
   Draws by members                                                                      (207,124)          --
   Payments on notes payable                                                                 --         (674,499)
                                                                                      -----------    -----------

       Net cash provided by financing activities                                        3,390,183        355,502
                                                                                      -----------    -----------

       Net increase (decrease) in cash                                                  2,753,422       (134,563)

Cash - Beginning of period                                                                154,379        213,943
                                                                                      -----------    -----------

Cash - End of period                                                                  $ 2,907,801    $    79,380
                                                                                      ===========    ===========

Supplemental Disclosures of Cash Flow Information
   Cash payments for interest                                                         $       810    $      --
                                                                                      ===========    ===========
   Cash payments for income taxes                                                     $      --      $      --
                                                                                      ===========    ===========
Non-cash investing and financing activities:

   Note payable assumed in connection with acquisition                                $   700,000    $      --
                                                                                      ===========    ===========
   Common stock issued for future services                                            $ 2,180,000    $      --
                                                                                      ===========    ===========
   Distribution of software to member (pre-acquisition)                               $   200,000    $      --
                                                                                      ===========    ===========

Contact:
For RelationServe Media
Summit Financial Partners, LLC
Anthony D. Altivilla, President
317-218-0204